UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2010

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction

of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 21, 2010, JPMorgan Chase & Co. (the “Company”) entered into (i) an Indenture, dated as of October 21, 2010 (the “Senior Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee, relating to senior debt securities of the Company; (ii) an Indenture, dated as of October 21, 2010 (the “Subordinated Indenture”), between the Company and U.S. Bank Trust National Association, as Trustee, relating to subordinated debt securities of the Company; and (iii) a Master Agency Agreement, dated as of October 21, 2010 (the “Master Agency Agreement”), between the Company and J.P. Morgan Securities LLC, as Agent, with respect to the offer and sale from time to time by the Company of an indeterminate aggregate principal amount of the Company’s Senior Medium-Term Notes, Series H and Subordinated Medium-Term Notes, Series C. The Senior Indenture, the Subordinated Indenture and the Master Agency Agreement are being filed as Exhibits 4.1, 4.2 and 1.1, respectively, to this report.

In addition, on October 21, 2010, the Company closed public offerings of $2,750,000,000 aggregate principal amount of its 4.25% Notes due 2020 (the “4.25% Notes”) and $1,250,000,000 aggregate principal amount of its 5.50% Notes due 2040 (the “5.50% Notes”). The 4.25% Notes and the 5.50% Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-169900). In connection with these offerings, the legal opinions as to the legality of the 4.25% Notes and the 5.50% Notes are being as Exhibits 5.1 and 5.2, respectively, to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

1.1	Master Agency Agreement, dated as of October 21, 2010, between JPMorgan Chase & Co. and J.P. Morgan Securities LLC, as Agent

4.1	Indenture, dated as of October 21, 2010, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas, as Trustee

4.2	Indenture, dated as of October 21, 2010, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 4.25% Notes due 2020

5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 5.50% Notes due 2040

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/S/ ANTHONY J. HORAN
Name:	Anthony J. Horan
Title:	Corporate Secretary

Dated: October 21, 2010

EXHIBIT INDEX

Exhibit Number	Description

1.1	Master Agency Agreement, dated as of October 21, 2010, between JPMorgan Chase & Co. and J.P. Morgan Securities LLC, as Agent

4.1	Indenture, dated as of October 21, 2010, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas, as Trustee

4.2	Indenture, dated as of October 21, 2010, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 4.25% Notes due 2020

5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 5.50% Notes due 2040